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                                                                    Exhibit 23.4

                        Consent of Independent Auditors

The Board of Directors
Educational Products, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

KPMG LLP

San Francisco, California

March 12, 2001